Prospectus Supplement
John Hancock Funds II
Small Cap Value Fund (the fund)
Supplement dated July 10, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
As of June 30, 2025 (the Effective Date), Shaun F. Pedersen will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Pedersen will be removed from the Summary Prospectus.
As of the Effective Date, Edmond C. Griffin, CFA and Danielle S. Williams, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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